UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 16, 2020

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BBLS	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sale of Equity Securities

On September 16, 2020, Petrolia Energy Corporation’s (the “Company”) Board of Directors (the “Board”) approved an agreement to appoint Mark Allen as the new President of the Company (further described below under Item 5.02). The shares of common stock that were issued in this transaction are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D of the Securities Act. Mr. Allen is an accredited investor within the meaning of Rule 501(a) of Regulation D of the Securities Act. These shares were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mark M. Allen was appointed as President of the Company as of September 15, 2020. Mr. Allen has been in the oil and gas industry for over 25 years, most recently as Vice President, Oil and Gas Consulting for Wipro Limited, a leading global consulting and information technology services firm. Prior to Wipro Limited, Mr. Allen was Vice President, Exploration and Production Services for SAIC, a Fortune 500 company. Mr. Allen has also held leadership roles at Shell Oil Company. For the past 8 years Mr. Allen has been the President of Contango Energy, a private Oil & Gas Company. He holds a BS in Accounting from Brigham Young University and an MBA from the University of St. Thomas.

Furthermore, to ensure the role of the Board is an impartial and objective body fully representing the interests of all shareholders, Zel C. Khan has resigned as a member of the Board to solely focus on his role as the Chief Executive Officer of Petrolia Energy Corporation. The Board of Directors will maintain governance of the Company with three (3) Board seats: James Burns, Leo Womack, and Ivar Siem.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description

99.1*	Mark Allen Employment Agreement 09-15-2020

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Zel, C. Khan
Zel C. Khan
CEO

Date: September 21, 2020